Fair Value Measurements (Changes In Fair Value Of Level 3 Liabilities Representing Acquisition Related Contingent Consideration) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Balance at January 1,	$ 110	[1]	$ 106
Additions	27		14
Payments	(30)		(13)
Revaluation Impact	(44)		3
Balance at December 31,	$ 63	[1]	$ 110	[1]

[1]	Included in accounts payable and accrued liabilities and other liabilities in the consolidated balance sheets